SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2005

Strategic Diagnostics Inc.
(Exact Name of Registrant Specified in Charter)

Delaware	000-68440	56-1581761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Pencader Drive
Newark, DE	19702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 456-6789

ITEM 7.01.   Regulation FD Disclosure.

     On January 12, 2005, Strategic Diagnostics Inc. issued a press release announcing the release of a new test for detection of unauthorized herbicide-resistant soybeans in Brazil. A copy of that press release is being furnished as Exhibit 99.1 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC DIAGNOSTICS INC.

By:	/s/ Matthew H. Knight

Matthew H. Knight President and Chief Executive Officer

Dated: March 2, 2005